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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: NOVEMBER 19, 2004
                        (Date of Earliest Event Reported)

                      INTEGRATED ALARM SERVICES GROUP, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                     000-50343                42-1578199
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


         ONE CAPITAL CENTER, 99 PINE STREET, 3RD FLOOR, ALBANY, NY 12207
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (518) 426-1515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On November 19, 2004, we issued a press release announcing the completion of the purchase of substantially all of the assets of National Alarm Computer Center, Inc. ("NAAC"), a unit of Tyco International Ltd.'s Fire and Security Segment (NYSE: TYC). The purchase price for NACC was $50.3 million, subject to normal post-closing adjustments and expenses. The press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

         Balance Sheets as of September 19, 2003 and September 20, 2002 (See
         Exhibit 99.2 below)

         Statements of Operations for the 52 weeks ended September 19, 2003 and September 20, 2002 (See Exhibit 99.2 below)

         Statements of Changes in Stockholder's Equity for the 52 weeks ending September 19, 2003 and September 20, 2002 (See Exhibit 99.2 below)

         Statements of Cash Flows for the 52 weeks ended September 19, 2003 and September 20, 2002 (See Exhibit 99.2 below)

         Financial Statements for the nine month period ending September 30,
         2004

         TO BE FILED BY AMENDMENT.

(b) Pro forma financial information.

         TO BE FILED BY AMENDMENT.

(c)      Exhibits

         The following documents are included as exhibits to this Form 8-K. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed or furnished herewith.

         EXHIBIT
         NUMBER                DESCRIPTION
         ------                -----------

         99.1              Press Release dated November 19, 2004
         99.2 NACC Financial Statements (filed as Exhibit 99.2 to our report on Form 8-K filed on October 25, 2004)
         99.3 Asset Purchase Agreement dated October 1, 2004 with NACC (filed as Exhibit 99.2 to our report on Form 8-K filed on October 1, 2004)


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTEGRATED ALARM SERVICES GROUP, INC.

                                       By:  /s/ Timothy M. McGinn
                                            ---------------------
                                            Timothy M. McGinn
                                            Chairman and Chief Executive Officer

Dated: December 8, 2004